UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

           CTI INDUSTRIES CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	000-23115	36-2848943
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22160 N. Pepper Road, Barrington, Illinois	60010
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(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (847) 382-1000

                                                N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 1.01 – Entry into a Material Definitive Agreement.

On September 29, 2005, the Registrant entered into Amendment No. 7 to Loan and Security Agreement (“Amendment”) between Registrant and Cole Taylor Bank (the “Bank”). On December 30, 2003, Registrant entered into a Loan and Security Agreement with the Bank (“Loan and Security Agreement”) for a term expiring on December 31, 2005, providing for automatic extension of original term for an additional one year term unless Registrant or the Bank shall give notice of its election to terminate at least 90 days prior to the expiration of the original term. Under the terms of the Amendment, the Loan and Security Agreement between Registrant and Cole Taylor Bank (the “Bank”) shall terminate as of December 31, 2005 and Registrant shall be obligated to pay all of the outstanding obligations of Registrant to the Bank on that date.

Pending such termination, pursuant to the Loan and Security Agreement between Registrant and the Bank dated December 31, 2003, (i) the Bank has agreed to loan to Registrant as a revolving loan up to 85% of eligible receivables of Registrant and 50% of eligible inventory, up to a maximum amount of $7,500,000, (ii) loaned to Registrant at the date of the agreement as a first term loan the sum of $3,500,000 and (iii) loaned to Registrant the sum of $600,000 as a second term loan on May 27, 2005. The first term loan is payable in monthly installments of $58,333 plus interest and the second term loan is payable in full on or before November 1, 2005.

Also, in this Amendment No. 7, the Bank has agreed, in its sole discretion, to advance to Registrant up to $250,000 over the amount which Registrant could borrow from the Bank under the terms of the revolving loan.

As of September 28, 2005, the principal amount of the loans outstanding from the Bank to Registrant were as follows:

Revolving Loan	$3,648,592
First Term Loan	$2,333,340
Second Term Loan	$195,000

Total	$6,176,932

These loans are secured by all of the assets of Registrant, tangible and intangible, other than the real estate and building owned by Registrant in Barrington, Illinois. The second term loan is also secured by the pledge to the Bank of securities and real estate interests by two officers of Registrant.

Registrant is presently engaged in an effort to identify a principal lender and to conclude an agreement with a new lender under which the loans of the Bank to Registrant will be re-financed and replaced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation
(Registrant)

Date:	September 30, 2005	By:	/s/Stephen M. Merrick
Stephen M. Merrick
Chief Financial Officer